Tradr 2X Long MDB Daily ETF

Ticker: MDBX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated April 7, 2026, to the currently effective Prospectus, Summary Prospectus

and

Statement of Additional Information (“SAI”).

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Tradr 2X Long MDB Daily ETF (the “Fund”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund.

The Fund will create and redeem creation units through April 20, 2026 (the “Closing Date”), which will also be the last day of trading on the Cboe BZX Exchange, Inc., the Fund’s principal U.S. listing exchange. On or about April 27, 2026 (the “Liquidation Date”), the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record as of the Liquidation Date. Shareholders of record on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to a shareholder should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis. Shareholders (including but not limited to shareholders holding shares through tax-deferred accounts) should contact their tax advisers to discuss the income tax consequences of the liquidation. Under certain circumstances, liquidation proceeds may be subject to withholding taxes.

In anticipation of the liquidation of the Fund, AXS Investments LLC, the Fund’s advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective. Shareholders of the Fund may sell their holdings on the Cboe BZX Exchange, Inc. on or prior to the Closing Date. Customary brokerage charges may apply to such transactions. After the Closing Date, we cannot assure you that there will be a market for your shares.

Please contact the Funds at 1-833-297-2587 if you have any questions or need assistance.

Please file this Supplement with your records.